Exhibit 10.13

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] or [Redacted] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Execution Version

AMENDMENT NUMBER 4 TO TERM LOAN AGREEMENT

Dated as of February 19, 2019

among

HOF VILLAGE, LLC; HOF VILLAGE YOUTH FIELDS, LLC; HOF VILLAGE PARKING, LLC;
OF VILLAGE STADIUM, LLC AND THE OTHER PERSONS SIGNATORY HERETO AS BORROWERS

and

THE LENDERS PARTY HERETO,

and

GACP FINANCE CO., LLC, as Administrative Agent

AMENDMENT NUMBER 4 TO TERM LOAN AGREEMENT

This AMENDMENT NUMBER 4 TO TERM LOAN AGREEMENT (this “Amendment Number 4”) dated as of February 19, 2019 is made by and among: (i) HOF VILLAGE, LLC, a Delaware limited liability company (the “Lead Borrower”); HOF VILLAGE YOUTH FIELDS, LLC, a Delaware limited liability company; HOF VILLAGE PARKING, LLC, a Delaware limited liability company; HOF VILLAGE STADIUM, LLC, a Delaware limited liability company; HOF VILLAGE LAND, LLC, a Delaware limited liability company; HOF VILLAGE HOTEL I, LLC, a Delaware limited liability company; HOF VILLAGE SPORTS BUSINESS, LLC, a Delaware limited liability company; HOF VILLAGE PARKING MANAGEMENT I, LLC, a Delaware limited liability company; HOF VILLAGE RESIDENCES I, LLC, a Delaware limited liability company; HOF VILLAGE CENTER FOR EXCELLENCE, LLC, a Delaware limited liability company; HOF VILLAGE CENTER FOR PERFORMANCE, LLC, a Delaware limited liability company; HOF EXPERIENCE, LLC, a Delaware limited liability company; HOF VILLAGE MEDIA GROUP, LLC, a Delaware limited liability company; and the other Persons signatory hereto as “Borrowers” (collectively, the “Borrowers”, and each individually, a “Borrower”); (ii) the Lenders party hereto; and (iii) GACP FINANCE CO., LLC, as administrative agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrowers, the Lenders party thereto from time to time, the Administrative Agent, and the other parties named therein are parties to the Term Loan Agreement, dated as of March 20, 2018 (as amended by: (w) that certain Delayed Draw Joinder Agreement Number 1, dated as of April 11, 2018, (x) that certain Delayed Draw Joinder Agreement Number 2, dated as of May 18, 2018, (y) that certain Amendment Number 3 to Term Loan Agreement, dated as of September 14, 2018 and (z) as further amended, restated, supplemented, waived or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement, as amended hereby).

(2) The Administrative Agent, the Borrowers, and the Lenders desire to amend the Loan Agreement as set forth below, such amendment, except as set forth herein, to become effective on the Amendment Number 4 Effective Date.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Acknowledgments:

Each Borrower hereby acknowledges and agrees that as of the date hereof, the outstanding principal amount of Loans (exclusive of interest, costs, fees and other expenses payable by the Borrowers to the Administrative Agent and the other Secured Parties under the Loan Agreement and the other Loan Documents) is $65,000,000 and such amounts are not subject to any offset, counterclaim or defense by any of the Borrowers.

SECTION 2. Defined Terms.

(a) Terms defined in the preamble, preliminary statements and otherwise in this Amendment Number 4 shall have the meanings given to such terms in such preamble, preliminary statements and Section 3 and Section 4, respectively.

SECTION 3. Amendments to the Loan Agreement. Subject to the terms and conditions set forth herein, the Loan Agreement is hereby amended as follows:

(a) Section 1.01 is amended as follows:

(i) The definition of the term “Applicable Margin” is amended and restated in its entirety to read as follows:

“Applicable Margin” shall mean, for any day, (a) on or prior to July 31, 2018 (i) for LIBOR Loans, 9.00% per annum and (ii) for ABR Loans, 8.00% per annum, (b) from and after August 1, 2018 but on or prior to February 14, 2019 (i) for LIBOR Loans, 11.00% per annum and ( ) for ABR Loans, 10.00% per annum and (c) from and after February 15, 2019 (i) for LIBOR Loans, 12.50% per annum and (ii) for ABR Loans, 11.50% per annum.

(ii) The definition of the term “Applicable Percentage” is amended as follows: “11.00%” in clause (b) thereof is replaced with “12.50%”.

(iii) The definition of the term “Letter of Representations” is amended and restated in its entirety to read as follows:

“Letter of Representations” means the letter agreement dated as of March 20, 2018 among Lead Borrower, HOF Village Youth Fields, LLC, HOF Village Parking, LLC and HOF Village Stadium, LLC, on the one hand, and the Canton City School District, acting by and through its Board of Education, on the other hand and attached to the Amendment Number 4 as Exhibit C.

(iv) The definition of the term “Maturity Date” is amended and restated in its entirety to read as follows:

“Maturity Date” shall mean the earlier of (a) June 28, 2019 and (b) the date that all Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.

(v) The definition of the term “Mezzanine Loan/Junior Equity” is amended and restated in its entirety to read as follows:

“Mezzanine Loan/Junior Equity” shall mean either a (a) mezzanine loan which is unsecured, and/or (b) the issuance of preferred, common or other equity in Lead Borrower or any direct or indirect equityholder of Lead Borrower, in each case with respect to clauses (a) and (b), the Permitted Loan/Equity Raise Conditions remain satisfied.

(vi) The definition of the term “Permitted Loan/Equity Raise Conditions” is amended and restated in its entirety to read as follows:

“Permitted Loan/Equity Raise Conditions” shall mean (a) such Mezzanine Loan/Junior Equity does not have a maturity date prior to the 365 days following the Maturity Date, (b) such Mezzanine Loan/Junior Equity has no scheduled amortization of principal or required or mandatory redemptions, or repurchases, sinking fund obligation or payments of principal prior to 365 days following the Maturity Date (and with respect to any “equity” does not provide or require (i) the payment of any dividend or other distribution, direct or indirect, on account of any shares of any class of equity of any Borrower now or hereafter outstanding, except a dividend payable solely in shares of that class of equity to the holders of that class and/or (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of equity of any Borrower), (c) such Mezzanine Loan/Junior Equity does not require any payments of interest or amounts in respect of the principal thereof (other than payments made through the increase of the principal amount thereof) prior to 365 days following the Maturity Date, (d) such Mezzanine Loan/Junior Equity contains covenants, events of default and other material terms that are reasonably satisfactory to the Administrative Agent, (e) such Mezzanine Loan/Junior Equity is contractually subordinate or junior in right of payment (including as to “standstill” provisions) to the Obligations on terms reasonably satisfactory to the Administrative Agent as set forth in the Mezzanine Loan/Junior Equity Subordination Agreement, (f) contains covenants, events of default and other material terms that are reasonably satisfactory to the Administrative Agent, and (g) is not secured by any Lien.

(vii) The following new defined terms are added to Section 1.01 in alphabetical order:

(A) “Amendment Number 4” shall mean the Amendment Number 4 to this Agreement dated as of February 19, 2019.

(B) “December 24, 2018 Convertible Subordinated Notes” shall mean the following eight Convertible Subordinated Notes issued by the Lead Borrower on December 24, 2018 in the aggregate original principal amount of $5,750,000 and true and copies of which are annexed to the Amendment Number 4 as Exhibit A: (a) Convertible Subordinated Note in favor of Big Dawg Gamble Holdings, LLC in the aggregate original principal amount of $500,000; (b) Convertible Subordinated Note in favor of Glenn R. August in the aggregate original principal amount of $1,000,000; (c) Convertible Subordinated Note in favor of JMJS Group, LLLP in the aggregate original principal amount of $1,000,000; (d) Convertible Subordinated Note in favor of Liveris Capital Partners LLC in the aggregate original principal amount of $500,000; (e) Convertible Subordinated Note in favor of Mark D. Coe 2012 Irrevocable Trust in the aggregate original principal amount of $500,000; (f) Convertible Subordinated Note in favor of Michael S. Gross in the aggregate original principal amount of $750,000; (g) Convertible Subordinated Note in favor of Nubwagger, LLC in the aggregate original principal amount of $1,000,000 and (h) Convertible Subordinated Note in favor of Powers Private Equity LLC in the aggregate original principal amount of $500,000.

(C) “M. Klein and Company, LLC Convertible Subordinated Notes” shall mean the Convertible Subordinated Notes dated November 5, 2018 and January 31, 2018 respectively in favor of M. Klein and Company, LLC in the aggregate original principal amount of $3,500,000 and a true and correct copies of which is annexed to the Amendment Number 4 as Exhibit B.

(b) Section 2.01(c)(i) is hereby amended as follows:

(i) the phrase “Sixty Million Dollars ($60,000,000)” at the end of sub-clause (B) thereof is replaced with “Twenty Five Million Dollars ($25,000,000)”.

(ii) the last sentence thereof is amended and restated to read as follows:

“The parties hereto each acknowledge and agree that in no event shall Borrower be permitted to borrow an amount of Delayed Draw Term Loans in excess of $25,000,000 in the aggregate. It is understood and agreed that from and after January 1, 2019, no Borrower shall incur any additional Delayed Draw Term Loan.”

(c) Section 2.04 (e)(i) is hereby amended by adding the following immediately prior to the “,” at the end thereof “; provided that at Borrowers’ option upon prior written notice to the Administrative Agent and the Lenders, so long as no Default or Event of Default exists, the Borrower may defer the payment of the interest that is otherwise due and payable on March 31, 2019, April 30, 2019 and May 31, 2019, respectively, on the Loans until the Maturity Date. In addition, the Borrowers shall pay to the Administrative Agent for the benefit of the Lenders a deferral fee in the amount $10,600 for each such month of interest actually deferred, which deferral fee shall be immediately due and earned as of such election by the Borrowers but shall similarly be deferred until the Maturity Date.”

(d) Section 2.07 (b) is hereby amended by deleting the following proviso at the end thereof: “; provided, however, that if Lenders have received aggregate Prepayment Premiums of not less than 1.75% of the aggregate amount of Loans made hereunder (including any Delayed Draw Term Loans), then no Exit Fee shall be due and payable in connection with any such payment or prepayment”.

(e) Section 5.11 is amended as follows:

(i) by amending clause (c) thereof as follows:

(A) sub-clause (i) is amended as follows: (x) “September 28, 2018” in the first line thereof is replaced with “March 1, 2019 (or, the Maturity Date, in the event the Borrowers shall have complied with the requirements of clauses (c)(iii), (c)(iv) and (g) of this Section 5.11 on or before the dates set forth therein and no Default or Event of Default shall have occurred and is continuing)” and (y) the “and” at the end thereof is deleted.

(B) sub-clause (ii) is amended as follows: (x) “December 31, 2018” in the first line thereof is replaced with “March 1, 2019 (or, the Maturity Date, in the event the Borrowers shall have complied with the requirements of clauses (c)(iii), (c)(iv) and (g) of this Section 5.11 on or before the dates set forth therein and no Default or Event of Default shall have occurred and is continuing)” and (y) the “.” at the end of subclause (ii) thereof is deleted and and replaced with a “;”.

(C) adding the following as a new subclause (iii) “January 31, 2019, the Borrowers shall have received the cash proceeds from the issuance of Permitted Loan/Equity Raise in an aggregate net amount that is not less than $3,000,000; and”

(D) adding the following as a new subclause (iv) “February 28, 2019, the Borrowers shall have received the cash proceeds from the issuance of Permitted Loan/Equity Raise in an aggregate net amount that is not less than $1,500,000.”

(ii) clause (d) is amended as follows: “January 31, 2019” in the first line thereof is replaced with “March 1, 2019 (or, the Maturity Date, in the event the Borrowers shall have complied with the requirements of clauses (c)(iii), (c)(iv) and (g) of this Section 5.11 on or before the dates set forth therein and no Default or Event of Default shall have occurred and is continuing)”.

(iii) by adding a new clause (g) at the end thereof as follows:

“(g) On or before February 28, 2019 the Borrowers shall have delivered to the Administrative Agent documentary evidence of (i) the Borrowers’ compliance with all of their obligations under the Letter of Representations, including, but limited to all currently required funding and escrow obligations and (ii) full currently required funding of Escrow Fund I (as defined in the Letter of Representations) and Escrow Fund II (as defined in the Letter of Representations).”

(f) Section 6.02 is amended as follows:

(i) by deleting “; and” at the end of clause (q) thereof and replacing it with “.”.

(ii) by deleting clause (r) thereof in its entirety.

(g) Section 6.13 is amended as follows:

(i) by (A) deleting “or” at the end of clause (d) thereof and (B) deleting the “.” At the end of clause (e) thereof and replacing it with “; or”.

(ii) by adding the following as a new clause (f):

“(f) amend or modify, or permit the amendment or modification of any M. Klein and Company, LLC Convertible Subordinated Note and/or any December 24, 2018 Convertible Subordinated Note.”

(h) Section 7.01(d) is amended and restated in its entirety to read as follows:

“(d) default shall be made in the due observance or performance by any Borrower of any covenant, condition or agreement contained in Sections 5.01(m), 5.02, 5.05, 5.11(a), 5.11(c), 5.11(d), 5.11(e), 5.11(f), 5.11(g) and 5.13 or in Article VI;”.

SECTION 4. Letter of Representations; Forbearance. The Borrowers have informed the Administrative Agent and the Lenders that the Borrowers have not satisfied their obligations to fund $1,000,000 into Escrow Fund II (as defined in the Letter of Representations) on or before December 1, 2018 pursuant to Section 5(f) of the Letter of Representations (the “Escrow Funding Failure”). In reliance upon the representations, warranties and covenants of the Borrowers contained in this Amendment No. 4, and subject to the terms and conditions of this Amendment No. 4 and any documents or instruments executed in connection herewith, the Administrative Agent (at the direction of the Required Lenders) and the Lenders party hereto agree to forbear from and after the Amendment No. 4 Effective Date until the Termination Date (defined below) from exercising their respective rights and remedies under the Loan Agreement and the other Loan Documents against the Borrowers in respect of or arising solely out of the Escrow Funding Failure. The forbearance granted pursuant hereto shall not constitute, and shall not be deemed to constitute, a waiver of any Default or Event of Default under the Loan Documents (including any Default or Event of Default resulting from the Escrow Funding Failure) or a waiver of any of the rights and remedies. “Termination Date” means, the earliest of: (a) the Maturity Date; (b) the date either the Board of Education of the Canton City School District or Stark County Port Authority has notified any Borrower or any other Person that the Borrowers are not in compliance with any of their obligations under the Letter of Representations, including, but limited to any funding or escrow obligations and (c) the date of any Default or Event of Default (other than the Escrow Funding Failure) under any of the Loan Documents.

SECTION 5. Conditions to Effectiveness. This Amendment Number 4 shall become effective on the date (the “Amendment Number 4 Effective Date”), when each of the conditions set forth in this Section 5 shall have been satisfied (or waived by the Lenders):

(a) the Administrative Agent shall have received counterparts of this Amendment Number 4, duly executed and delivered on behalf of (i) each Borrower, (ii) each Lender, and (iii) the Administrative Agent;

(b) the Administrative Agent shall have received a certificate of a Responsible Officer of Borrower, dated the Amendment Number 4 Effective Date and certifying:

(i) that attached thereto is a true and correct copy of the resolutions of the board of directors or equivalent governing body of each Borrower, approving this Amendment Number 4 and the transactions contemplated hereby;

(ii) that, as of the Amendment Number 4 Effective Date, and except for the Escrow Funding Failure, (1) each representation and warranty set forth in each Loan Document is true and correct in all material respects on and as of the Amendment Number 4 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (provided that, if a representation and warranty contains a materiality or Material Adverse Effect qualification, such representation and warranty is true and correct in all respects), and (2) each Borrower is in compliance with all the terms and provisions set forth in each Loan Document on its part to be observed or performed, and, immediately after giving effect to this Amendment Number 4, no Event of Default or Default shall have occurred and be continuing;

(iii) that, as of the Amendment Number 4 Effective Date and, except for the Escrow Funding Failure, the Borrowers are in compliance with the terms and conditions of the Letter of Representations; and

(iv) that, as of the Amendment Number 4 Effective Date, the Borrowers are in compliance with the terms and conditions of each Ground Lease (to the extent applicable to the Borrowers) and each Project Lease.

(c) the Interest Reserve Account shall have been funded by an aggregate amount that is not less than $792,605.29 (it being understood that the Lenders have agreed to accept default rate of interest for the period February 1, 2019 through February 15, 2019 at the rate that is 2.25% per annum (instead of 3.00%) in excess of interest otherwise payable with respect to the Loans);

(d) as of the Amendment Number 4 Effective Date, (x) the representations and warranties of Borrowers contained in Article III of the Loan Agreement shall be true and correct in all material respects on the Amendment Number 4 Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they shall have been true and correct in all material respects on and as of such earlier date, and (y) no Default or Event of Default shall have occurred and be continuing, or would occur immediately after giving effect to the transactions contemplated by this Amendment Number 4;

(e) the Administrative Agent and the Lenders shall have received a Solvency Certificate from the Lead Borrower on behalf of each Borrower;

(f) the Administrative Agent and the Lenders shall have received reaffirmation agreements in respect of the Recourse Guaranty, the Mezzanine Subordination Agreement and the subordination agreement executed by National Football Museum Inc.;

(g) the Borrowers shall have complied with Permitted Loan/Equity Raise Conditions with respect to each December 24, 2018 Convertible Subordinated Note; provided, however, that Borrowers shall not be required to deliver any Mezzanine Loan/Junior Equity Subordination Agreements with respect to any December 24, 2018 Convertible Subordinated Note that is issued to a Person that not an Affiliate of any Borrower or M. Klein and Company LLC;

(h) the Borrowers shall have complied with Permitted Loan/Equity Raise Conditions with respect to the M. Klein and Company, LLC Convertible Subordinated Notes, including delivery of a duly executed Mezzanine Loan/Junior Equity Subordination Agreement in respect of the M. Klein and Company, LLC Convertible Subordinated Notes; and

(i) the Borrowers shall have paid all fees and expenses of the Administrative Agent and the Lenders in connection with this Amendment Number 4.

SECTION 6. Conditions Subsequent. Borrowers shall deliver a Mezzanine Loan/Junior Equity Subordination Agreement with respect to each December 24, 2018 Convertible Subordinated Note that is issued to, assigned to or purchased by a Person that is an Affiliate of any Borrower or M. Klein and Company LLC on or prior to the date of such issuance, assignment or purchase. The Borrowers represent and warrant that as of the date hereof, each of the December 24, 2018 Convertible Subordinated Notes is held by a Person that not an Affiliate of any Borrower or M. Klein and Company LLC.

SECTION 7. Confirmation of Representations and Warranties.

(a) Each Borrower hereby represents and warrants, on and as of the Amendment Number 4 Effective Date, that the representations and warranties of Borrowers contained in Article III of the Loan Agreement are true and correct in all material respects on such date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date (provided that, if a representation and warranty contains a materiality or Material Adverse Effect qualification, such representation and warranty is true and correct in all respects).

(b) Each Loan Party hereby represents and warrants, on and as of the Amendment Number 4 Effective Date, that it has the necessary corporate power to execute, deliver and perform this Amendment Number 4, and it has duly authorized all corporate or other action required to be taken by it for the execution, delivery and performance of this Amendment Number 4 and the consummation of the transaction contemplated hereby.

SECTION 8. Consent and Affirmation. Each Borrower hereby (a) consents to the execution, delivery and performance of this Amendment Number 4 and agrees that each Loan Document is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment Number 4 Effective Date, except that, on and after the Amendment Number 4 Effective Date, each reference to the “Loan Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended and otherwise modified by this Amendment Number 4, and (b) confirms that the Loan Documents to which each of the Borrowers is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

SECTION 9. Reference to and Effect on the Loan Documents.

(a) On and after the Amendment Number 4 Effective Date, each reference in the Loan Agreement to “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other transaction documents to the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified by this Amendment Number 4. From and after the Amendment Number 4 Effective Date, this Amendment Number 4 shall be a Loan Document under the Loan Agreement.

(b) The Loan Agreement and the other Loan Documents, as specifically amended by this Amendment Number 4, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Loan Documents, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Administrative Agent and the Lenders under the Loan Agreement. Without limiting the generality of the foregoing, the Collateral described in the Loan Documents do and shall continue to secure the payment of all Obligations of the Borrowers under the Loan Documents, in each case, as amended by this Amendment Number 4.

(c) The execution, delivery and effectiveness of this Amendment Number 4 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 10. Execution in Counterparts; Order of Amendments. This Amendment Number 4 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment Number 4 by .pdf or other electronic form shall be effective as delivery of a manually executed original counterpart of this Amendment Number 4.

SECTION 11. Amendments; Headings; Severability. This Amendment Number 4 may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrowers, the Administrative Agent and the Lenders. The Section headings used herein are for convenience of reference only, are not part of this Amendment Number 4 and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment Number 4. Any provision of this Amendment Number 4 held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 12. Cost and Expenses. Borrowers agree to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment Number 4 and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.05 of the Loan Agreement.

SECTION 13. Governing Law; Etc. This Amendment Number 4 shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional, service and waiver of jury trial provisions of the Loan Agreement, as if they were set forth herein.

SECTION 14. No Novation. This Amendment Number 4 shall not extinguish the obligations for the payment of money outstanding under the Loan Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Loan Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Amendment Number 4 or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Borrowers under any Loan Document from any of its obligations and liabilities as a Borrower, guarantor or pledgor under any of the Loan Documents.

SECTION 15. Waiver of Claims. Each Borrower on behalf of itself, its Affiliates and their respective officers, direct and indirect members, directors, shareholders, employees, agents, insurers, heirs, successors and assigns (collectively, the “Releasing Parties”), hereby waives, releases, remises and forever discharges the Administrative Agent, the Lenders and each other Secured Party from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Loan Agreement and any other Loan Document (collectively, “Claims”), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which any Releasing Party ever had, now has or might hereafter have against the Administrative Agent, the Lenders and each other Secured Party which relates, directly or indirectly, to any acts or omissions of the Administrative Agent, the Lenders and each other Secured Party on or prior to the Amendment Number 4 Effective Date, in each case, in respect to the Loan Agreement, the other Loan Documents and the transactions contemplated hereby and thereby.

SECTION 16. Advice of Counsel. The Borrowers acknowledge that they have reviewed this Amendment Number 4 in its entirety, having consulted such legal, tax or other advisors as they deem appropriate, and understand and agree to each of the provisions of this Amendment Number 4, and further acknowledge that they have entered into this Amendment Number 4 voluntarily.

SECTION 17. Rules of Construction. The parties hereto agree that any rule of construction to the effect that ambiguities are resolved against the drafting party shall not apply to the interpretation of this Amendment Number 4.

SECTION 18. Effect of this Amendment Number 4. Except as expressly set forth herein, (a) this Amendment Number 4 shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Lenders and the other Secured Parties, (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document. Nothing contained in this Amendment Number 4 shall constitute or be deemed to constitute a course of dealing or other basis for altering any rights or obligations of Lender under the Loan Documents, or any obligations of the Borrowers or any other party under the Loan Documents (in each instance, except as expressly set forth herein), (c) the Administrative Agent, the Lenders and the other Secured Parties have not and are not waiving their rights against any Person (including the Borrowers), including as a result of any Default or Event of Defaults that exists (notwithstanding the Borrowers’ representation that no Default or Event of Default exists) and (d) the Administrative Agent, the Lenders and the other Secured Parties have not and are not waiving their rights and remedies against any Person (including the Borrowers) as a result of any Default or Event of Default or as a result of any other breach of any Loan Documents or otherwise, including as a result of any past, present or future event or circumstance.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number 4 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrowers:

HOF VILLAGE, LLC,
a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Officer

HOF VILLAGE PARKING, LLC,
a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Office

HOF VILLAGE YOUTH FIELDS, LLC,
a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Office

HOF VILLAGE STADIUM, LLC,
a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Office

[SIGNATURES CONTINUE ON NEXT PAGE]

Borrowers. cont.:

HOF VILLAGE LAND, LLC,
a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Office

HOF VILLAGE HOTEL I, LLC,
a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Office

HOF VILLAGE SPORTS BUSINESS, LLC,
a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Office

HOF VILLAGE PARKING MANAGEMENT I, LLC,
a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Office

[SIGNATURES CONTINUE ON NEXT PAGE]

Borrowers. cont.:

HOF VILLAGE RESIDENCES, I, LLC,
a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Office

HOF VILLAGE CENTER FOR EXCELLENCE, LLC,
a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Office

HOF VILLAGE CENTER FOR PERFORMANCE, LLC,
a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Office

HOF EXPERIENCE, LLC,
a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Office

[SIGNATURES CONTINUE ON NEXT PAGE]

Borrowers cont.:

HOF VILLAGE MEDIA GROUP, LLC,
a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Office

[SIGNATURES CONTINUE ON NEXT PAGE]

Administrative Agent:

GACP FINANCE CO., LLC,
as Administrative Agent

By:	/s/ Robert A. Louzan
Name:	Robert A. Louzan
Title:	Authorized Signatory

Lenders (and by their signatures below, the Lenders direct the Administrative Agent to execute this Amendment Number 4):

GACP II, L.P.

By:	/s/ Robert A. Louzan
Name:	Robert A. Louzan
Title:	Authorized Signatory

IRG, LLC,
a Nevada limited liability company

By:	S.L. Properties, Inc.,
a Delaware corporation,
its Manager

By:
Name:	Stuart Lichter
Title:	President

[SIGNATURES CONTINUE ON NEXT PAGE]

Administrative Agent:

GACP FINANCE CO., LLC,
as Administrative Agent

By:
Name:	Robert A. Louzan
Title:	Authorized Signatory

Lenders (and by their signatures below, the Lenders direct the Administrative Agent to execute this Amendment Number 4):

GACP II, L.P.

By:
Name:	Robert A. Louzan
Title:	Authorized Signatory

IRG, LLC,
a Nevada limited liability company

By:	S.L. Properties, Inc.,
a Delaware corporation,
its Manager

By:	/s/ Stuart Lichter
Name:	Stuart Lichter
Title:	President

[SIGNATURES CONTINUE ON NEXT PAGE]

Lenders. cont. (and by their signatures below. the Lenders direct the Administrative Agent to execute this Amendment Number 4):

DEMOMODE MARKETING, LLC
a New York limited liability company

By:	/s/ Mark Bezos
Name:	Mark Bezos
Title:	Authorized Signatory

Exhibit A

December 24, 2018 Convertible Subordinated Notes

[Redacted]

Exhibit B

M. Klein and Company, LLC Convertible Subordinated Notes

[Redacted]

Exhibit C

Letter of Representations

[See attached]

HOF VILLAGE, LLC
(and affiliates)
c/o IRG Canton Village Manager, LLC
11100 Santa Monica Boulevard, Suite 850
Los Angeles, CA 90025

LETTER OF REPRESENTATIONS

March __, 2018

TO: Board of Education of the Canton City School District ("CCSD")
Attention: John M. Rinaldi, President
Adrian E. Allison, Superintendent, Canton City School District

Stark County Port Authority ("Stark Port")
Attention: Roger L. Mann, Chairperson, Board of Directors
Ray Hexamer, Administrator

RE: Up to $100,000,000 bridge term loan ("Loan") for the Johnson Controls Hall of Fame Village Complex ("HOF Village Complex") under Loan Agreement dated as of March __, 2018 ("Loan Agreement") by and among HOF Village, LLC ("HOF Village"), HOF Village Stadium, LLC ("HOFV Stadium"), HOF Village Youth Fields, LLC ("HOFV Youth Fields"), HOF Village Parking, LLC ("HOFV Parking"), each a Delaware limited liability company authorized to transact business in Ohio (collectively "Borrowers" or "HOF Village Companies"), GACP Finance Co., LLC, a Delaware limited liability company authorized to transact business in Ohio, as "Administrative Agent", and GACP II, L.P., a Delaware limited partnership ("Lender").

Ladies and Gentlemen:

Pursuant to the Loan Agreement, in order to procure and secure the Loan, the Borrowers have agreed, among other things, to: execute, deliver (to Administrative Agent for the benefit of the Lender) and record a certain Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March __, 2018 (as the same may be amended, restated, extended, consolidated, replaced, split, severed, spread, supplemented or otherwise modified from time to time, the "Mortgage") against all of the interests of the Borrowers in the real property comprising the HOF Village Complex including, without limitation, their leasehold interests in those parcels of real property described in Exhibit A attached hereto and incorporated herein (the "Stadium Parcel", "Parking Parcel" and "Youth Fields Parcel", as respectively identified therein, and collectively the "Demised Premises").

As a condition to entering into the Loan Agreement, accepting the Mortgage and providing and funding the Loan, the Administrative Agent and the Lender have requested that (i) CCSD (also referred to herein as "School District"), as fee owner and ground lessor of the Demised Premises exclusive of certain improvements owned, in fee simple, by Stark Port (herein "Canton Schools Property") and (ii) Stark Port, as ground lessee of the Canton Schools Property, fee owner of the Demised Premises exclusive of the Canton Schools Property (herein "Stark Port Property"), and lessor of the Demised Premises to certain Borrowers, each execute and deliver to the Administrative Agent one or more estoppel certificate and consent documents ("Public Partner Estoppels") relating to the "Ground Leases" and "Project Leases" (both terms defined below), and you have agreed to provide the Public Partner Estoppels on the following conditions:

{02547341 - 1}

1

(a) that the HOF Village Companies execute and deliver this Letter of Representations ("this Letter") detailing certain matters pertaining to the Ground Leases, the Project Leases, the Demised Premises (and certain obligations of the HOF Village Companies relating to the Demised Premises and the "District Property" under and as defined in the Ground Leases) and certain applications of proceeds of the Loan;

(b) that The National Football Museum, Inc., doing business as the Pro Football Hall of Fame ("PFHOF") provide the CCSD with an estoppel certificate as lessee under the "PFHOF Stadium Lease" (Stark County Records Instrument No. 210603110009296), the "PFHOF District Property Lease" (Stark County Records Instrument No. 210603110009304), the "PFHOF Parking Lease" (Stark County Records Instrument No. 210603110009298) and the "PFHOF Scott Field Lease" (Stark County Records Instrument No. 210603110009300) (each as defined in the Ground Leases and collectively the "PFHOF Leases") and as sublessor under the "PFHOF Stadium Sublease" (Stark County Records Instrument No. 210603110009297), the "PFHOF District Property Sublease" (Stark County Records Instrument No. 210603110009305), the "PFHOF Parking Sublease" (Stark County Records Instrument No. 210603110009299) and the "PFHOF Scott Field Sublease" (Stark County Records Instrument No. 210603110009301) (each as defined in the Ground Leases and collectively the "PFHOF Subleases"); and

(c) that the Administrative Agent and Lender be advised in writing that all interests of the Borrowers, and all interests mortgaged to the Administrative Agent under the Mortgage, are subject and subordinate to, among other things, all right, title and interest of:

(i) the City of Canton, Ohio ("City") (A) under the Deed from the City to CCSD dated August 6, 1936 and recorded August 26, 1936 in Stark County Records at Volume 1160, Page 417, as modified to the date hereof ("City Deed"), including by the Waiver, Termination and Quitclaim of Right of Reversion dated as of February 26, 2016 (Stark County Records Instrument No. 201603110009289) by and between the City and the School District ("North Parcel Release"), as the North Parcel Release was then modified by the Omnibus First Amendment Agreement effective August 24, 2017 (Stark County Records Instrument No. 201708240035505) among CCSD, Stark Port, PFHOF, the HOF Village Companies, the Guarantor (as defined in the Ground Leases), the City, The Huntington National Bank ("Huntington"), The State of Ohio, acting by and through the Ohio Facilities Construction Commission ("State") and Stuart Lichter, as an individual and as Trustee of the Stuart Lichter Trust U/D/T dated November 13, 2011 ("Amendment Agreement") and (B) under or pursuant to Ordinance No. 262/2015 enacted by the City on December 28, 2015 and amended by Ordinance No. 145/2017 enacted by the City on July 3, 2017 (as further amended from time to time, the "TIF Ordinance");

(ii) the School District under each of the following: (A) the Operations and Use Agreement for HOF Village Complex dated as of February 26, 2016 by and among PFHOF, CCSD, Stark Port and the HOF Village Companies and recorded against the Demised Property as part of the Reciprocal Easement Agreement referred to below (as modified by the Amendment Agreement, "Operations and Use Agreement"), (B) the Reciprocal Easement and Restrictive Covenant Agreement for the HOF Village Complex dated as of February 26, 2016 (Stark County Records Instrument No. 201603110009295) by and among PFHOF, CCSD, Stark Port and the HOF Village Companies (as modified by the Amendment Agreement, "Reciprocal Easement Agreement"), (C) the "Compensation Agreement" and each related "TIF Declaration", if any (as referenced in the Reciprocal Easement Agreement, and as supplemented and amended, the "TIF Covenants"), and (D) the Ground Leases, each dated as of February 26, 2016, between the School District, as ground lessor, and Stark Port, as ground lessee, and recorded as Stark County Records Instrument No. 201603110009306 (as amended by the Amendment Agreement, "Stadium Ground Lease"), Instrument No. 201603110009308 ("Parking Ground Lease") and Instrument No. 201603110009310 ("Youth Fields Ground Lease" and, together with the Stadium Ground Lease and Parking Ground Lease, the "Ground Leases");

{02547341 - 1}

2

(iii) Stark Port under the Reciprocal Easement Agreement, the Ground Leases and the following leases (collectively, "Project Leases"): (A) Project Lease with HOF Village Stadium, LLC ("HOFV Stadium"), as lessee (Stark County Records Instrument No. 201603110009307) (as amended by the Amendment Agreement, "Stadium Project Lease"), (B) Project Lease with HOF Village Parking, LLC ("HOFV Parking"), as lessee (Instrument No. 201603110009309 and herein "Parking Project Lease"), (C) Project Lease with HOF Village Youth Fields, LLC ("HOFV Youth Fields"), as lessee (Instrument No. 201603110009311 ("Youth Fields Project Lease" and, together with the Stadium Project Lease and Parking Project Lease, the "Project Leases") and (D) Operations and Use Agreement;

(iv) PFHOF under each of the following: (A) Operations and Use Agreement, (B) the Reciprocal Easement Agreement, (C) the PFHOF Leases and PFHOF Subleases (collectively, as modified to the extent applicable by the Amendment Agreement, the "PFHOF Lease Agreements"), and (D) the Ground Leases and Project Leases;

(v) the State under (A) use and operation rights granted to the State under the PFHOF Lease Agreements and certain use agreements between PFHOF and the State, executed in connection with certain grants from the State to PFHOF for improvements to the Demised Premises ("State Use Interest"), and (B) certain non-disturbance and estoppel agreements relating to the State Use Interest, including (1) Non-Disturbance and Estoppel Agreement – National Football Museum made effective as of February 26, 2016 by and among the State, PFHOF, CCSD, Stark Port, HOF Village, HOFV Stadium, HOFV Parking and Huntington and (2) a Non-Disturbance and Estoppel Agreement made effective as of November 19, 2007 by and among the State, CCSD, PFHOF and a lender, the interest of which was purchased by HOF Village and later terminated (together "State NDE Agreements");

(vi) the Canton Symphony Orchestra ("CSO") under the Operations and Use Agreement, the Reciprocal Easement Agreement and the Use and Management Agreement referred to therein (the "CSO Use Interest");

(vii) Plain Local School District ("Plain Local") under the TIF Covenants; and

(viii) Any other Persons (including the City, County officials, issuers and holders of tax increment financing revenue bonds and any trustee therefor) identified as a benefited party under any TIF Declaration ("TIF Beneficiary").

In order to induce CCSD and Stark Port to execute and deliver the Public Partner Estoppels, PFHOF has executed and delivered the Estoppel Certificate and Consent included as Attachment II hereto ("PFHOF Estoppel") and the HOF Village Companies have each executed and delivered this Letter and hereby represent and warrant to, and jointly and severally covenant and agree with, the School District and Stark Port that (and, as applicable, hereby give written notice to the Administrative Agent and Lender that):

1. This Letter, and each of the representations, warranties, covenants and agreements herein made, have been duly authorized on behalf of each of the HOF Village Companies, and each official signing this Letter is authorized to sign this Letter on behalf of the HOF Village Company or Companies indicated below and to bind each such HOF Village Company or Companies by this Letter and to the representations, warranties, covenants and agreements herein made.

2. Each of the HOF Village Companies acknowledges and agrees that, in executing and delivering the Public Partner Estoppels, CCSD and Stark Port are authorized to rely on all of the statements made in this Letter and in the PFHOF Estoppel, and each of the HOF Village Companies acknowledges and agrees that it shall defend and indemnify CCSD, Stark Port, and their respective directors, officers, officials, employees, agents, successors and assigns (collectively, "Indemnified Parties") against, and hold the Indemnified Parties harmless from, any and all claims, losses, costs, expenses, charges and liabilities

{02547341 - 1}

3

that arise from such reliance and the failure of the HOF Village Companies, and any successor or assign of HOF Village Companies (including, without limitation, the Administrative Agent, the Lender, any purchaser or transferee of any interest of any Borrower in or to the Demised Premises, and any successor or assign of any of the foregoing), to comply in all material respects with the representations, warranties, covenants, agreements and acknowledgments contained in this Letter; excepting only, in each case, any such claims, losses, costs, expenses, charges and liabilities finally adjudicated to have been solely attributable to the gross negligence or willful misconduct of the Indemnified Party.

3. Each of the HOF Village Companies acknowledges and agrees, for itself and for its successors and assigns (including, without limitation, the Administrative Agent, the Lender, any purchaser or transferee of any interest of any Borrower in or to the Demised Premises, and any successor or assign of any of the foregoing), that the lien of the Mortgage, and any other security interest or lien granted by the Borrowers to the Administrative Agent or the Lenders, will attach only to such right, title and interest that the Borrowers may hold in and to any property subject to the Mortgage, including the leasehold interests granted under the Project Leases in and to the Demised Premises, and the lien of the Mortgage (and any other such security interests or liens) will not attach to title to, or to any interest of any kind or nature of CCSD, Stark Port or PFHOF in, the Demised Premises or any other property of any kind or nature of CCSD, Stark Port or PFHOF (other than to any HOF Village Company's interest in the same).

4. Each of the HOF Village Companies hereby specifically advises and notifies the Administrative Agent and Lender that, and, for itself and its successors and assigns (including, without limitation, the Administrative Agent, the Lender, any purchaser or transferee of any interest of any Borrower in or to the Demised Premises, and any successor or assign of any of the foregoing), acknowledges and agrees that, the rights and interests of the City, the School District, Stark Port, PFHOF, the State, Plain Local, the CSO and the TIF Beneficiaries (collectively "Priority Interest Holders") expressly identified above in sub-paragraph (c) of the second [un-numbered] paragraph of this Letter (collectively, the "Priority Interests"), are: (x) superior to, and may not be disturbed by the holder of, any interest of the HOF Village Companies in or to the Demised Premises, and (y) superior to the interests of, and may not be disturbed by, anyone taking by, through or under any of the HOF Village Companies, any agent or representative of any thereof, or any successor or assignee of any of the foregoing (including, without limitation, the Administrative Agent, the Lender, any purchaser or transferee of any interest of any Borrower in or to the Demised Premises, and any successor or assign of the foregoing).

5. Each of the HOF Village Companies for itself and for its successors and assigns (including, without limitation, the Administrative Agent, the Lender, any purchaser or transferee of any interest of any Borrower in or to the Demised Premises, and any successor or assign of any of the foregoing), acknowledges and agrees with the School District and Stark Port that the HOF Village Companies remain obligated to fulfill all of their respective obligations under the Ground Leases, the Project Leases, the Operations and Use Agreement, the Cooperative Agreement (referred to in the Ground Leases), the School Compensation Agreement and the Reciprocal Easement Agreement, all of which continuing obligations of the HOF Village Companies are hereby ratified and confirmed. Without limiting the generality of the foregoing, the HOF Village Companies covenant and agree with respect to the following continuing obligations of the HOF Village Companies, that (with all terms used as defined terms being used as defined in the Ground Leases):

a. At or prior to execution and delivery of the Loan Agreement and Mortgage and the funding by the Lender of the Loan ("Loan Closing"), all amounts due as Additional Ground Lessee Payments under the Ground Leases shall be paid to the School District or its designee, such amounts being herein identified as follows: (i) with respect to the Interim Lease and Construction Period, $72,800.97 to be paid to CCSD with respect to the District Revenue Guaranty Amount, $31,521.84 to be paid to CCSD with respect to the District Relocation Cost Reimbursement Amount (collectively, "District Payment Amount"), and (ii) $70,254.42 to be paid to Squire Patton Boggs (US) LLP, as counsel to CCSD ("CCSD Counsel"), for services rendered to CCSD through February 28, 2018 and related disbursements; provided, that the District Payment Amount need not be paid at Loan Closing

{02547341 - 1}

4

unless (and only to the extent that) the maximum "Outstanding HOFV Charges" (amounts (i) invoiced with respect to the Stadium, and (ii) anticipated to be invoiced with respect to the Youth Fields, and owed by the School District to the HOF Village Companies for facilities use through December 31, 2017) are less than the District Payment Amount, it being understood and agreed that, as of the date hereof, based on existing invoices for Stadium usage and anticipated invoices for Youth Fields usage, along with follow-up discussions between the School District and the HOF Village Companies, the maximum Outstanding HOFV Charges are not in excess of $130,000.00 for the Stadium and $35,000.00 for the Youth Fields. The HOF Village Companies and the School District will work in good faith to resolve remaining issues and establish, as promptly as practicable, the agreed amount of Outstanding HOFV Charges and thereupon subtract the District Payment Amount from the Outstanding HOFV Charges and (x) if the result is positive, the School District will promptly pay the difference to HOF Village (for credit to the applicable HOF Village Companies) and (y) if the difference is negative, HOF Village (on behalf of the applicable HOF Village Companies) will promptly pay the difference to the School District. In consideration of the foregoing agreements, and based on the related agreements in the School District's Public Partner Estoppel ("Ground Lessor Estoppel"), it is hereby agreed that the Outstanding HOFV Charges are not yet due and payable and will not be due and payable until the amount of those charges is resolved pursuant to this paragraph. In addition, to induce CCSD to execute and deliver the Ground Lessor Estoppel, the HOF Village Companies (I) agree with the School District to promptly discuss, in good faith, and resolve issues raised by the School District relating to the direct charges payable by the School District under the Operations and Use Agreement and to "right-size" such charges as promptly as is practicable after Loan Closing; (II) acknowledge that, in addition to any other amounts due and owing under the Ground Leases or otherwise, CCSD Counsel will render a supplemental invoice for additional services rendered, and any disbursement charges posting, after February 28, 2018 in connection with (a) the Loan, (b) the transactions and agreements contemplated in this Letter, (c) representation of CCSD's interests with respect to the proposed issuance of tax increment financing revenue bonds based on revenues derived from the Demised Premises or with respect to any further amendments or supplements to the TIF Ordinance or Compensation Agreement, and (d) other documentation necessary or desirable in connection with any such tax increment financing; and (III) acknowledge and agree that, under the terms of the Ground Leases, they are responsible to pay for all such services and reasonable charges of CCSD Counsel, and further agree that any invoices for such services tendered by CCSD Counsel and not paid within thirty (30) days thereafter, shall bear interest at an annual interest rate of 6% per year from the date tendered and until paid, and CCSD Counsel may include all such interest in a subsequent invoice tendered to the HOF Village Companies.

b. At or prior to Loan Closing, in accordance with the Ground Leases, the HOF Village Companies will pay or otherwise provide for the release of all existing mechanics' liens and attested account claims relating to or based on any construction on the Demised Premises, including the construction of turf fields or other improvements on the Youth Fields Parcel, the Phase II reconstruction of Tom Benson Hall of Fame Stadium ("Stadium") and any other construction thereon or improvements thereto (collectively, the "Work"). The HOF Village Companies shall obtain unconditional lien waivers and/or releases from all subcontractors of each contractor that contracted with either the Stark Port or any of the HOF Village Companies to perform any of the Work and either (i) filed an attested account claim or a purported mechanics' lien against the funds for any such contract or any interest in the Demised Premises, or (ii) gave written notice of its intent to file any such attested account or mechanics' lien claim, and shall provide copies thereof to the School District and Stark Port, together with an affidavit or other acceptable documentation regarding the completeness of such lien waivers and/or releases. Nothing herein shall require that the HOF Village Companies settle any legitimate disputes as to the amounts owed under any contract or subcontract so long as the HOF Village Companies fund an attested account with the Port Authority sufficient to provide for the applicable claim, and the applicable subcontractor provides an unconditional lien waiver with respect to the Demised Premises (but no release with respect to the attested account); provided, however, that the HOF Village Companies shall be

{02547341 - 1}

5

entitled to bond the mechanics' lien claims filed by Freedom Companies, Inc. ("Freedom Claims") without funding such an attested account or providing an unconditional lien waiver if, at Loan Closing, the title company issues its loan policy of title insurance to the Administrative Agent insuring the Mortgage (of the HOF Village Companies' leasehold estate in the Demised Premises) without taking any exceptions relating to the Freedom Claims.

c. Promptly after Loan Closing, and in any event prior to April 15, 2018, in accordance with the Stadium Ground Lease, the Operations and Use Agreement and the Reciprocal Easement Agreement, the HOF Village Companies, at their sole cost, shall: (i) work with the Superintendent of CCSD to develop a detailed plan, including a timeline approved by the Superintendent, for presentation to the Board of Education regarding the steps they will take to comply with their obligations to preserve and honor the athletic and academic programs, and the history, traditions and heritage of CCSD and the Stadium consistent with the resolutions of the Board of Education relating to and authorizing the transactions contemplated herein and relating to the Demised Property including, without limitation, Resolution No. 14-145 adopted by the Board of Education on December 22, 2014, and (ii) promptly, and in any event, not later than November 1, 2018 ("Heritage Deadline"), complete all such steps in a manner satisfactory to the Superintendent and certify that completion to the School District, with a copy to the Administrative Agent. If the HOF Village Companies are delayed in performing their obligations with respect to the history, traditions and heritage of CCSD and the Stadium due to (i) Force Majeure (as such term is defined in the Ground Leases) or (ii) delays directly attributed to the School District's acts or omissions, then the Heritage Deadline shall be extended by a period of time equal to such delay.

d. At or prior to Loan Closing, in accordance with the Ground Leases, the Operations and Use Agreement and the Reciprocal Easement Agreement, the HOF Village Companies shall, working with the Superintendent of the School District, develop a specific plan approved by the Superintendent, including a preliminary budget and approximate timeline acceptable to the Superintendent, for construction (or rehabilitation of existing space) to provide temporary accommodations acceptable to the School District for its football operations facilities displaced from the Stadium for such period as is required to complete the permanent facilities described in subparagraph (e) below ("Temporary Accommodations"). The HOF Village Companies understand that if such Temporary Accommodations are comprised of improvements to the Smith Annex, such improvements must (as previously discussed with the School District) include adequate air conditioning in areas required by CCSD (which may be in the form of spot cooling, rental units, roof top units, window units, or a combination thereof), increased ventilation, the addition of a shower room, a fresh coat of paint, removal of existing lockers and bleachers in the gymnasium, the addition of "open" lockers, walling off the stage area, a combined washer and dryer room for team laundry, partitioning off of the freshman locker room for privacy, slip-proof flooring from the shower area to the lockers, window[s] in the coaches' office bathroom, fix leaks including roof, and address safety issues. Upon Loan Closing, the HOF Village Companies shall immediately fund an amount equal to the agreed budget for the Temporary Accommodations into a separate and segregated escrow fund ("Escrow Fund I") to be established with Huntington National Bank ("Escrow Agent") for the sole purpose of paying for costs of the Temporary Accommodations. Amounts in Escrow Fund I shall be made available to the HOF Village Companies pursuant to monthly draw requests, supported by documentation reasonably acceptable to the Escrow Agent, School District and HOF Village Companies, to pay for costs of the Temporary Accommodations periodically throughout construction and until substantial completion of same; provided, that upon completion and acceptance of the Temporary Accommodations, any amounts remaining in Escrow Fund I shall be promptly released from Escrow Fund I and delivered as directed by an authorized representative of HOF Village. The HOF Village Companies shall, promptly thereafter commence, and at their sole cost diligently construct and, not later than April 30, 2018 ("TA Completion Date"), substantially complete the Temporary Accommodations and certify that substantial completion (including provision of any

{02547341 - 1}

6

necessary temporary or permanent certificate of occupancy) to the School District, with copies to the Administrative Agent; provided, however, the HOF Village Companies shall have a reasonable time after the TA Completion Date (but not later than June 1, 2018) to furnish the Temporary Accommodations with the appropriate furniture, fixtures and equipment. If the HOF Village Companies are delayed in performing their obligations with respect to the Temporary Accommodations due to (i) Force Majeure (as such term is defined in the Ground Leases), (ii) delays attributed to the issuance of permits by the City of Canton (provided the HOF Village Companies have timely filed permit applications and diligently pursued approval of the same until permit issuance), or (iii) delays directly attributed to the School District's acts or omissions, then the TA Completion Date shall be extended by a period of time equal to such delay but, in no event, shall the TA Completion Date be later than June 1, 2018.

e. At or prior to March 15, 2018, in accordance with the Ground Leases, the Operations and Use Agreement and the Reciprocal Easement Agreement, the HOF Village Companies shall, at their sole cost, working with the Superintendent of the School District, develop a conceptual plan, including site, site-plan, timeline, budget (including "CCSD Costs", as defined below), acceptable conceptual design, survey and funding allocations and mechanisms, for construction of a permanent football operations center, in substantial conformity to the preliminary design provided in October 2017, with such changes as are reasonably acceptable to the HOF Village Companies and the Superintendent of the School District ("Football Operations Center") to replace the football operations facilities displaced from the Stadium and replace the Temporary Accommodations. Upon the Loan Closing, the HOF Village Companies shall immediately fund, or arrange for the funding of, $1,000,000 into a separate and segregated escrow fund ("Escrow Fund II") to be established with the Escrow Agent for the sole purpose of paying for costs of the Football Operations Center. Amounts in Escrow Fund II shall be made available to the HOF Village Companies pursuant to monthly draw requests, supported by documentation reasonably acceptable to the Escrow Agent, School District and HOF Village Companies, to pay for costs of the Football Operations Center on such terms and conditions (including percentage completion, as certified by the architect, and reasonable retainage) as shall be acceptable to the Superintendent; provided, that upon completion and acceptance of the Football Operations Center, any amounts remaining in Escrow Fund II shall be promptly released from Escrow Fund II and delivered as directed by an authorized representative of HOF Village. The final design for the Football Operations Center and the method for paying or providing for CCSD Costs shall be mutually agreed upon by the HOF Village Companies and the Superintendent of the School District no later than April 1, 2018 ("Design Deadline"), otherwise the FOC Start Date and the FOC Completion Date (both defined below) shall be extended one day for each day of delay obtaining the final, mutually agreeable design of the Football Operations Center. From and after the Design Deadline, the HOF Village Companies shall promptly work in good faith with the Superintendent to finalize construction plans and specifications reasonably acceptable to the HOF Village Companies and the Superintendent of the School District, and pursue such licenses, permits and/or agreements as shall be necessary to permit the prompt construction and completion of the Football Operations Center on the agreed site.

f. On or prior to June 1, 2018 (as it may have been extended, the "FOC Start Date"), September 1, 2018 and December 1, 2018, the HOF Village Companies shall fund, or arrange for the funding of, an additional $1,000,000 on each such date into Escrow Fund II, and shall promptly thereafter commence, diligently construct and, not later than March 1, 2019 (as it may have been extended, "FOC Completion Date"), substantially complete the Football Operations Center and certify that substantial completion (including provision of any necessary temporary or permanent certificate of occupancy) to the School District, with copies to the Administrative Agent. If the HOF Village Companies are delayed in performing their obligations with respect to the Football Operations Center due to (i) Force Majeure (as such term is defined in the Ground Leases), (ii) delays attributed to issuance of permits by the City of Canton (provided the HOF Village Companies have timely filed

{02547341 - 1}

7

permit applications and diligently pursued approval of the same until permit issuance), or (iii) delays directly attributed to the School District's acts or omissions, then the FOC Completion Date shall be extended by a period of time equal to such delay. "CCSD Costs" shall mean all costs and expenses agreed upon by CCSD and the HOF Village Companies, for which CCSD shall bear responsibility in connection with its requested changes, modifications, upgrades, additions or alterations to the Football Operations Center, including but not limited to, improvements being incorporated into the Football Operations Center which were not present in the previous stadium football operations area (i.e. amphitheater style meeting room, weight room, etc).

g. Anything in the Ground Leases or the Operations and Use Agreement to the contrary notwithstanding: (i) in the event that the Temporary Accommodations are not completed and available to the School District by the TA Completion Date, the School District shall have the right, until such time as the Temporary Accommodations are completed and available to the School District, at no cost whatsoever to the School District, to use the locker rooms, offices, field and other facilities at the Stadium for purposes of conducting School District football operations at such times as shall be designated by the Superintendent of the School District, and the HOF Village Companies shall, upon notice from the Superintendent, accommodate such use; and (ii) in the event that the Football Operations Center is not completed and available to the School District by the FOC Completion Date, the School District shall have the right, until such time as the Football Operations Center is completed and available to the School District, at no cost whatsoever to the School District, to use the locker rooms, offices, field and other facilities at the Stadium for purposes of conducting School District football operations at such times as shall be designated by the Superintendent of the School District, and the HOF Village Companies shall, upon notice from the Superintendent, accommodate such use.

6. Reference is hereby made to (i) the Operations and Use Agreement, which provides (in Section 2 thereof) that the School District shall have the right to use the Demised Premises (referred to therein as the "Ground Leased O/U Property"), "pursuant to the Base Level of Usage, commensurate with its current level of use thereof, as described or summarized on Exhibit A, plus four (4) additional . . . [Canton CSD Days]", (ii) Exhibit A to the Operations and Use Agreement, which identified the then-current level of use of, among other things, the Stadium, and (iii) in particular, to the footnote in Exhibit A labeled "**" (herein "BLU Footnote 2"), which noted that "most [of the 119 footnoted] events or recurrences could be moved to Don Scott Field locations depending on number of turf fields available, but such a shift of football operatons [sic] would necessitate addressing locker-room, coach's office space, meeting room and storage issues". With reference thereto, each of the HOF Village Companies hereby specifically advises and notifies the Administrative Agent and Lender that, and, for itself and its successors and assigns (including, without limitation, the Administrative Agent, the Lender, any purchaser or transferee of any interest of any Borrower in or to the Demised Premises, and any successor or assign of any of the foregoing), represents, acknowledges and agrees that:

a. The HOF Village Companies are, as described in paragraph 5 above, obligated under the Ground Leases, the Operations and Use Agreement and the Reciprocal Easement Agreement, to replace the football operations facilities destroyed upon the demolition of the then-existing stadium facilities within the Stadium (the "Phase II Existing Stadium Improvements"), and the agreement of the School District to accept the Temporary Accommodations (if completed by the TA Completion Date) and the Football Operations Center (if completed by the FOC Completion Date), in lieu of replacement football operations facilities within the Stadium, is intended by the School District, and is acknowledged by each of the HOF Village Companies, for itself and its successors and assigns (including, without limitation, the Administrative Agent, the Lender, any purchaser or transferee of any interest of any Borrower in or to the Demised Premises, and any successor or assign of any of the foregoing) to be solely as a voluntary accommodation by the School District to the HOF Village Companies, and is not required by any agreement signed or approved by the School District.

{02547341 - 1}

8

b. Consistent with the foregoing subparagraphs, it has never been and, to the knowledge of the HOF Village Companies, it is not now the intention of any of the parties to the Operations and Use Agreement that the provision by the HOF Village Companies of the Football Operations Center (or, to state the obvious, the Temporary Accommodations) would have any effect on the right of the School District to use the Stadium in accordance with the Base Level of Usage under and as defined and described in the Operations and Use Agreement, as amended, modified or supplemented.

c. Notwithstanding the foregoing, the HOF Village Companies, for themselves and their successors and assigns (including, without limitation, the Administrative Agent, the Lender, any purchaser or transferee of any interest of any Borrower in or to the Demised Premises, and any successor or assign of any of the foregoing), have now requested that the School District make further accommodations to the HOF Village Companies relating to the Stadium usage identified in Exhibit A to the Operations and Use Agreement (regardless of whether such usage was subject to BLU Footnote 2, and herein "Exhibit A Stadium Uses") by stating its present intentions regarding the Exhibit A Stadium Uses, but subject to the conditions stated in BLU Footnote 2 including, in such conditions, that a football operations center and sufficient turf fields be available to the School District for any Exhibit A Stadium Uses that the School District agrees that it (i) intends to exclude from the Base Level of Usage of the Stadium, while remaining part of the Base Level of Usage of the Demised Premises (herein "Ex-Stadium Base Level Uses") or (ii) will treat as Base Level of Usage of the Stadium, but conditioned on notice from the School District not more than 60 days prior to intended use and the availability of the Stadium at the time of notice (herein "Conditional Stadium Base Level Uses").

d. Anything herein or in the Ground Leases, the Operations and Use Agreement or the Reciprocal Easement Agreement to the contrary notwithstanding, it is understood, acknowledged and agreed that all Ex-Stadium Base Level Uses and Conditional Stadium Base Level Uses (collectively "Modified Stadium Base Level Uses") shall continuously constitute and be treated as part of the Base Level of Usage by the School District of the "Ground Leased O/U Property" under and as defined in the Operations and Use Agreement, and shall be accommodated as such, at no cost to the School District other than as set forth in the Operations and Use Agreement.

e. In addition, and without limiting the foregoing, all Modified Stadium Base Level Uses shall be accommodated within the Stadium by the HOF Village Companies (and any other party in possession of or managing the Stadium), as follows: (i) at all times prior to certification of completion of the Football Operations Center, (ii) at any time when sufficient turf fields are not available to accommodate all Modified Stadium Base Level Uses, and (iii) subject to the conditions stated in Section 3 of the Operations and Use Agreement, at any time not included within clause (i) or (ii), as "Additional Usage" of the Stadium under and as defined in the Operations and Use Agreement; provided, that any such usage of the Stadium under clause (i) or (ii) shall be treated as usage of the turf fields for purposes of any direct charges that may be payable by the School District under the Operations and Use Agreement (i.e., there will be no additional charges to the School District for using the Stadium instead of the turf fields as a back-up for Modified Stadium Base Level Uses if the decision to use the Stadium is not made by the School District).

f. To induce the School District to agree to the following request, and in consideration of the School District executing and delivering the Ground Lessor Estoppel and this Letter of Representations, HOF Village, for itself and its successors and assigns (including, without limitation, the Administrative Agent, the Lender, any purchaser or transferee of any interest of any Borrower in or to the Demised Premises, and any successor or assign of any of the foregoing), to benefit the Canton McKinley High School and the students thereof, hereby covenants and agrees to pay or reimburse the School District annually for (x) the direct costs incurred by the School District to provide the Canton McKinley football team with a football camp at a college or university campus or other suitable off-site location, not to exceed $20,000.00 and (y) the direct costs incurred by the School District to provide the Canton McKinley High School marching band with a band camp at a college or university campus or other suitable off-site location, not to exceed $20,000.00.

{02547341 - 1}

9

Based upon and subject to the foregoing, the HOF Village Companies hereby request that the School District conform its Base Level of Usage of the Stadium to the estimated usages and intentions identified in the Table included as Attachment 1 hereto and labeled *"OPERATIONS AND USE AGREEMENT --- BASE LEVEL OF USAGE (STADIUM)"*, incorporated herein by this reference ("HOFV BLU Request"), and the School District, by its signature below, hereby accepts the HOFV BLU Request, and agrees that the accommodations of the Modified Stadium Base Level Uses identified or described in that Table ("Stadium Base Level Usage Table") are acceptable to the School District and, subject to the conditions stated herein, will be accepted by the School District as satisfying the requirements of the Operations and Use Agreement relating thereto. By way of clarification and not of modification, and subject to all applicable conditions referenced herein, the HOFV BLU Request is that all uses included in the column labeled "Accommodate on Fields" in Attachment 1 hereto (or referenced in the footnotes to such column) be treated as Ex-Stadium Base Level Uses and that all uses included in the column labeled "Stadium Use Conditional" in Attachment 1 hereto be treated as Conditional Stadium Base Level Uses. Anything herein or in the Ground Lessor Estoppel to the contrary notwithstanding, it is further acknowledged and agreed by each of the HOF Village Companies, for itself and its successors and assigns (including, without limitation, the Administrative Agent, the Lender, any purchaser or transferee of any interest of any Borrower in or to the Demised Premises, and any successor or assign of any of the foregoing), that (x) except to the extent expressly set forth herein, nothing herein or in the Ground Lessor Estoppel shall affect any rights of the School District to use the Stadium under the Operations and Use Agreement, and (y) the continued agreement by the School District to the HOFV BLU Request shall be subject to compliance by the HOF Village Companies, in all material respects, with all terms and conditions of this Letter (including, without limitation, the conditions stated in BLU Footnote 2) or to the prompt and diligent cure of any such non-compliance, whether by HOF Village Companies, Administrative Agent, Lender or any other Project Leasehold Mortgagee, as defined in the applicable Ground Lease, or otherwise.

7. At or prior to (i) Loan Closing, the amount of $349,631.82 shall be paid to Stark Port or its designee, and (ii) May 15, 2018, $99,955.98 shall be paid to Stark Port or its designee, together aggregating $449,587.80, for reimbursement of costs and expenses incurred by Stark Port through February 28, 2018. In addition, to induce Stark Port to execute and deliver the Project Lessor Estoppel, the HOF Village Companies (I) acknowledge that, in addition to any other amounts due and owing under the Project Leases or otherwise, Stark Port's respective counsel, Krugliak, Wilkins, Griffiths & Dougherty Co., L.P.A. and Squire Patton Boggs (US) LLP, each will render a supplemental invoice for services rendered, and any out-of-pocket charges posted, after February 28, 2018 in connection with (a) the Loan, (b) the transactions and agreements contemplated in this Letter, and (II) acknowledge and agree that, under the terms of the Project Leases, they are responsible to pay for all such services and reasonable charges of Stark Port's respective counsel, and further agree that any invoices for such services tendered by Stark Port's respective counsel and not paid within thirty (30) days thereafter, shall bear interest at an annual interest rate of 6% per year from the date tendered and until paid, and Stark Port's respective counsel may include all such interest in a subsequent invoice tendered to the HOF Village Companies.

8. This Letter is executed by the HOF Village Companies for the benefit and protection of the School District and Stark Port, and with full knowledge of each of the HOF Village Companies that the School District and Stark Port are relying on this Letter in executing the Public Partner Estoppels to facilitate the transactions contemplated by the Loan Agreement and Mortgage, all of which is to the direct benefit of each of the HOF Village Companies.

9. Time is of the essence of this Letter.

10. All of the representations, warranties, covenants and agreements contained in this Letter shall survive execution and delivery of the Public Partner Estoppels and the Loan Closing.

11. The laws of the State of Ohio shall govern all matters relating to this Letter. The Demised Premises are, and all obligations hereunder are performable, in Stark County, Ohio, and any claim or action hereunder shall be brought in the courts of that county.

{02547341 - 1}

10

12. Notwithstanding anything herein to the contrary, the School District and HOF Village Companies hereby acknowledge and agree that this Letter of Representations shall serve as escrow instructions for the Escrow Agent with respect to the funding and disbursement of the amounts deposited into Escrow Fund I and Escrow Fund II. The parties agree to reasonably cooperate in good faith to complete any forms or agreements required by the Escrow Agent to open said escrow accounts and comply with the terms of this Letter of Representations as it relates to the escrow funding and disbursement.

[Balance of Page Intentionally Left Blank – Signature pages follow]

{02547341 - 1}

11

The undersigned duly authorized representatives of HOF Village Stadium, LLC, HOF Village Parking, LLC, HOF Village Youth Fields, LLC and HOF Village, LLC, have signed and delivered this Letter of Representation for and in the name and on behalf of HOF Village Stadium, LLC HOF Village Parking, LLC, HOF Village Youth Fields, LLC and HOF Village, LLC, as of the date first set forth above.

HOF VILLAGE PARKING, LLC,
a Delaware limited liability company

By: **HOF Village, LLC,**
a Delaware limited liability company,
its sole Manager

By: ______________________
Brian Parisi, Chief Financial Officer

And by: **IRG Canton Village Manager, LLC,**
a Delaware limited liability company,
Manager of HOF Village, LLC

By: ______________________
Tracy Green, Senior Vice President

HOF VILLAGE STADIUM, LLC,
a Delaware limited liability company

By: **HOF Village, LLC,**
a Delaware limited liability company,
its sole Manager

By: ______________________
Brian Parisi, Chief Financial Officer

And by: **IRG Canton Village Manager, LLC,**
a Delaware limited liability company,
Manager of HOF Village, LLC

By: ______________________
Tracy Green, Senior Vice President

By: **HOF Village, LLC**, a Delaware limited liability company, its sole Manager

By: ______________________
Brian Parisi, Chief Financial Officer

And by: **IRG Canton Village Manager, LLC,**
a Delaware limited liability company,
Manager of HOF Village, LLC

By: ______________________
Tracy Green, Senior Vice President

HOF VILLAGE, LLC,
a Delaware limited liability company

By: ______________________
Brian Parisi, Chief Financial Officer

And by: **IRG Canton Village Manager, LLC,**
a Delaware limited liability company,
Manager of HOF Village, LLC

By: ______________________
Tracy Green, Senior Vice President

{02547341 - 1}

12

The undersigned hereby acknowledge, agree, and consent to the terms and conditions of, and accept the duties, responsibilities and obligations of the School District set forth in, this Letter of Representation.

By: ______________________
John Rinaldi
President, Board of Education

And by: ______________________
Jeffrey Gruber
Treasurer, Board of Education

And by: ______________________
Adrian E. Allison, Superintendent

{02547341 - 1}

13

Exhibit A

Legal Descriptions

I. Stadium Parcel (as amended in Omnibus First Amendment Agreement)

Adjusted Stadium Parcel (*Stark County Permanent Parcel No. 10009054*):

Situated in the City of Canton, Stark County, and State of Ohio, also known as being part of Out Lots No. 1377 and 1378 as shown on *"Replat of Canton City Lots 34196-34207, Part of Lot 34965, Out Lot 704, and Part of Out Lot 537, 705"* as recorded in Instrument No. 201602170005863 of Stark County Records, also known as being part of parcel now or formerly owned by Canton CSD (Parcel 10-007445 and 10-007447) as recorded in Deed Volume 1160, Page 417 of Stark County Records, and bounded and described as follows:

Commencing at a 5/8" iron pin found with cap "Atwell LLC" at a Southwesterly corner of said Out Lot No. 1377 also being known as the intersection of an easterly line of Blake Avenue, 50 feet wide, and a northerly line of 19th Street, 50 feet wide, said point also being the Place of Beginning of the parcel herein to be described;

1. Thence North 1° 37' 34" East, along said easterly line of Blake Avenue, a distance of 10.27 feet to a 5/8" iron pin set thereon;
2. Thence North 58° 09' 15" East, a distance of 141.16 feet to a 5/8" iron pin set;
3. Thence North 31° 50' 45" West, a distance of 25.00 feet to a 5/8" iron pin set;
4. Thence North 58° 09' 15" East, a distance of 22.87 feet to a 5/8" iron pin set at a point of curvature;
5. Thence northeasterly along the arc of curve deflecting to the left, 53.50 feet to a 5/8" iron pin set, said arc having a radius of 88.68 feet, a delta angle of 34° 34' 05" and a chord which bears North 40° 52' 25" East, a distance of 52.69 feet;
6. Thence North 67° 06' 58" West, a distance of 8.99 feet to a 5/8" iron pin set;
7. Thence North 22° 53' 02" East, a distance of 26.19 feet to a 5/8" iron pin set at a point of curvature;
8. Thence northeasterly along the arc of curve deflecting to the right, 121.44 feet to a 5/8" iron pin set, said arc having a radius of 497.32 feet, a delta angle of 13° 59' 30" and a chord which bears North 28° 25' 07" East, a distance of 121.14 feet;
9. Thence North 35° 47' 34" East, a distance of 37.00 feet to a 5/8" iron pin set;
10. Thence South 54° 12' 26" East, a distance of 9.08 feet to a 5/8" iron pin set at a point of curvature;
11. Thence northeasterly along the arc of curve deflecting to the right, 31.25 feet to a 5/8" iron pin set, said arc having a radius of 200.39 feet, a delta angle of 8° 56' 04" and a chord which bears North 42° 47' 29" East, a distance of 31.22 feet;
12. Thence North 48° 08' 33" East, a distance of 38.02 feet to a 5/8" iron pin set;
13. Thence South 48° 06' 46" East, a distance of 26.59 feet to a 5/8" iron pin set to an easterly line of Out

{02547341 - 1}

A-1

Lot 1377;

14. Thence North 41° 53' 14" East, along said easterly line of said Out Lot 1377, a distance of 91.20 feet to a 5/8" iron pin found with cap "Atwell LLC" at a southwesterly corner of Out Lot 711 of Plat of Extension to City of Canton Corporation Limits as recorded in Plat Book 35, Page 126 of Stark County Records;

15. Thence southeasterly along southwesterly line of said Out Lot 711 and along the arc of a curve deflecting to the left, 100.87 feet to a 5/8" iron pin found with cap "Atwell LLC", said arc having a radius of 307.08 feet, a delta angle of 18° 49' 14" and a chord which bears South 49° 23' 01" East, a distance of 100.42 feet;

16. Thence South 58° 47' 38" East, continuing along southwesterly line of said Out Lot 711, a distance of 259.88 feet to a 5/8" iron pin found with cap "Atwell LLC" a point of curvature thereon;

17. Thence southeasterly along a westerly line of Out Lot 711 and along the arc of a curve deflecting to the right, 253.91 feet to a 5/8" iron pin found with cap "Atwell LLC", said arc having a radius of 225.40 feet, a delta angle of 64° 32' 38" and a chord which bears South 26° 31' 19" East, a distance of 240.70 feet;

18. Thence South 05° 45' 01" West, along said westerly line of Out Lot 711, a distance of 72.92 feet to a 3/4" iron rod found at a point of curvature thereon;

19. Thence southwesterly along a westerly line of Out Lot 711 and along the arc of a curve deflecting to the left, 90.70 feet to a 5/8" iron pin found with cap "Atwell LLC" at northeasterly corner of Out Lot 1379, said arc having a radius of 361.90 feet, a delta angle of 14° 21' 33" and a chord which bears South 1° 25' 46" East, a distance of 90.46 feet;

20. Thence South 88° 52' 35" West, along said northerly line of Out Lot 1379, a distance of 29.90 feet to a 5/8" iron pin found with cap "Atwell LLC";

21. Thence South 68° 05' 52" West, along said northerly line of Out Lot 1379, a distance of 187.98 feet to a 5/8" iron pin found with cap "Atwell LLC";

22. Thence South 80° 02' 50" West, along said northerly line of Out Lot 1379, a distance of 112.10 feet to a 5/8" iron pin found with cap "Atwell LLC";

23. Thence North 85° 28' 13" West, along said northerly line of Out Lot 1379, a distance of 28.20 feet to a 5/8" iron pin found with cap "Atwell LLC";

24. Thence North 58° 48' 41" West, along said northerly line of Out Lot 1379, a distance of 60.82 feet to a 5/8" iron pin found with cap "Atwell LLC";

25. Thence South 37° 42' 14" West, along said northerly line of Out Lot 1379, a distance of 97.50 feet to a 5/8" iron pin found with cap "Atwell LLC";

26. Thence North 88° 26' 46" West, along said northerly line of Out Lot 1379, a distance of 215.66 feet to a 5/8" iron pin found with cap "Atwell LLC" at an easterly line of Lot 287 of Fulton Heights as recorded in Plat Book 9, Page 54 of Stark County Records;

27. Thence North 01° 34' 24" East, along an easterly line of Lots 287, 288, 289, 290, 291, and an easterly line of 19th Street, a distance of 287.60 feet to a 5/8" iron pin found with cap "Atwell LLC" at a northerly line of 19th Street;

{02547341 - 1} A-2

28. Thence North 88° 22' 26" West, along said northerly line of 19th Street, a distance of 118.48 feet to the Place of Beginning of the land herein described, containing 8.1322 Acres, 354,239 Square Feet of land (0.2893 Acres, 12,598 Square Feet from Out Lot No. 1377; 7,8430 Acres, 341,642 Square Feet from Out Lot No. 1378) according to a survey by Alex Marks P.S. 8616 for Atwell, LLC dated May 23, 2017, and being the same more or less and being subject to all legal highways and easements. No acreage in road right-of-way.

The basis of bearings for this survey is State Plane Coordinate System NAD 83 Zone Ohio North, established by O.D.O.T. VRS observation on December 30, 2014. Bearings, as shown, are used to describe angular measurements only.

All pins set are 5/8 inch by 30 inch steel pin with cap "Atwell, LLC"

II. Parking Parcel

Ground Leased Parking Land:

Situated in the City of Canton, County of Stark and State of Ohio:

Known as and being Out Lot No. 1380 in the City of Canton, consisting of approximately 5.9760 acres more or less, as established by a Replat recorded as Instrument No. 201602170005863 of the Stark County Official Records.

The subject premises is also described as follows:

Situated in the City of Canton, Stark County, and State of Ohio, also known as being part of Out Lot 705 as recorded in Annexation Plat, Plat Book 28, Page 79 of Stark County Plat Records, also known as being part of parcel now or formerly owned by Canton CSD (10-007191) as recorded in Volume 1469, Page 124 of Stark County Records, parcel and bounded and described as follows:

Commencing at the intersection of an easterly line of Clarendon Avenue, 50 feet wide, and a northerly line of 17th Street, 50 feet wide, said point also being the Place of Beginning of the parcel herein to be described;

Thence North 01° 28' 47" East, along an easterly line of Clarendon Avenue, a distance of 490.86 feet to a southwesterly corner of Lot 267 of Fulton Heights Addition as recorded in Plat Book 9, Page 54 of Stark County Records;

Thence South 88° 34' 05" East, along southerly line of Lots 267, 273, 274, 285, a southerly line of Clearview Avenue, 50 feet wide, and a southerly line of Blake Avenue, 50 feet wide, a distance of 580.00 feet to an easterly line of Blake Avenue, said point also being a southwesterly corner of Lot 286;

Thence South 01° 37' 34" West, a distance of 496.21 feet to a northerly line of 17th Street;

Thence North 88° 02' 18" West, along a northerly line of 17th Street, a distance of 50.00 feet to a southeasterly corner of parcel now or formerly owned by Ohio Power Company (24-3225) as recorded in Volume 2178, Page 126 of Stark County Records;

Thence North 01° 37' 34" East, along an easterly line of Ohio Power Company parcel, a distance of 125.00 feet to a northeasterly corner of said Ohio Power Company parcel;

Thence North 88° 02' 18" West, along a northerly line of said Ohio Power Company parcel and along parcel now or formerly owned by Ohio Power Company (10-007192) as recorded in Instrument No.

{02547341 - 1}

A-3

201511060044872 of Stark County Records, a distance of 205.00 feet to a northwesterly corner of Ohio Power Company parcel (10-007192);

Thence South 01° 37' 34" West, along a westerly line of said Ohio Power Company parcel, a distance of 125.00 feet to a northerly line of 17th Street, said point also being a southwesterly corner of said Ohio Power Company;

Thence North 88° 02' 18" East, along a northerly line of 17th Street, a distance of 323.76 feet to the Place of Beginning of the land herein described, containing 5.9760 Acres, 260,315 Square Feet of land according to a survey by Alex Marks P.S. 8616 for Atwell, LLC dated February 16, 2016, and being the same more or less and being subject to all legal highways and easements.

III. Youth Fields Parcel

Ground Leased Scott Field Land:

Situated in the City of Canton, Stark County, and State of Ohio, also known as being part of Out Lots No. 706 and 535 in the City of Canton as recorded in a Dedication Plat recorded in Plat Book Volume 31, Page 77 of Stark County Plat Records, also known as being part of parcels now or formerly owned by Canton CSD (Parcel 28-0033) and (Parcel 28-0017) as recorded in Volume 1893, Page 534 of Stark County Records and bounded and described as follows:

Commencing at the intersection of centerline of Clarendon Avenue, varies in width, and the centerline of 17th Street, 50 feet wide; thence South 88° 02' 18" East, along said centerline of 17th Street, a distance of 50.38 feet to a point thereon; thence South 01° 57' 42" West, a distance of 25.00 feet to a point on a southerly line of 17th Street, said point also being the Place of Beginning of the land herein to be described;

Thence South 88° 02' 18" East, along said southerly line of 17th Street, a distance of 1270.91 feet to a point on a westerly line of I-77, varies in width, as recorded in a ODOT STA.-8-11.17 Plat in Plat Book Volume 32, Page 202 of Stark County Plat Records;

Thence South 37° 22' 38" East, along said westerly line of I-77, a distance of 39.25 feet to a point thereon;

Thence South 09° 05' 30" West, continuing along westerly line of I-77, a distance of 225.00 feet to a point thereon;

Thence South 14° 52' 09" West, continuing along westerly line of I-77, a distance of 597.90 feet to a point on a northerly line of Helen Place, 50 feet wide;

Thence North 88° 05' 51" West, along said northerly line of Helen Place, a distance of 1127.58 feet to a point of curvature;

Thence northwesterly along the arc of a curve deflecting to the right, 31.27 feet, said arc having a radius of 20.00 feet and a chord which bears North 43° 18' 32" West, a distance of 28.18 feet to a point on the easterly line of Clarendon Avenue;

Thence North 01° 28' 47" East, along said easterly line of Clarendon Avenue, a distance of 797.60 feet to a point of curvature;

Thence northeasterly along the arc of a curve deflecting to the right, 31.58 feet, said arc having a radius of 20.00 feet and a chord which bears North 46° 43' 15" East, a distance of 28.40 feet to the Place of Beginning of the land herein described, containing 23.8650 Acres, 1,039,558 Square Feet of land.

{02547341 - 1}

A-4

ATTACHMENT II

NATIONAL FOOTBALL MUSEUM, INC.
DBA PRO FOOTBALL HALL OF FAME
2121 George Halas Drive NW
Canton, OH 44708

ESTOPPEL CERTIFICATE AND CONSENT

March __, 2018

Stark County Port Authority
400 3rd Street SE, Suite 310
Canton, OH 44702
Attention: Chairperson

GACP FINANCE CO., LLC
as Administrative Agent
11100 Santa Monica Blvd.
Los Angeles, CA 90025

Ladies and Gentlemen:

Reference is hereby made to the following instruments and agreements:

- That certain Loan Agreement dated as of March __, 2018 (as the same may be amended, restated, extended, replaced, supplemented, consolidated or otherwise modified from time to time, "Loan Agreement"), by and among (i) GACP Finance Co., LLC, a Delaware limited liability company, as administrative agent (together with its successors and/or assigns, "Administrative Agent"), (ii) GACP II, L.P., a Delaware limited partnership, as initial lender (together with its successors and/or assigns and any other lender party from time to time to the Loan Agreement, collectively, the "Lender"), and (iii) the borrowers party from time to time to the Loan Agreement (each a "Borrower" and collectively the "Borrowers"), including HOF Village, LLC ("HOF Village"), HOF Village Stadium, LLC ("HOFV Stadium"), HOF Village Parking, LLC ("HOFV Parking") and HOF Village Youth Fields, LLC ("HOFV Youth Fields"), each a Delaware limited liability company (collectively, "HOF Village Companies");

- Certain Ground Leases, each dated as of February 26, 2016, by and between Canton City School District, a political subdivision organized and existing under Chapter 3311 of the Ohio Revised Code, acting by and through its Board of Education, as ground lessor ("Ground Lessor" or "CCSD") and Stark County Port Authority, an Ohio port authority and a body corporate and politic duly organized and validly existing under Sections 4582.21 *et seq.*, Ohio Revised Code, as ground lessee ("Ground Lessee" or "Stark Port"), recorded in Stark County Official Records as Instrument No. 201603110009306 (as amended by Amendment Agreement referred to below, "Stadium Ground Lease"), Instrument No. 201603110009308 ("Parking Ground Lease") and Instrument No. 201603110009310 ("Youth Fields Ground Lease" and, together with the Stadium Ground Lease and Parking Ground Lease, the "Ground Leases"), relating to the real property described therein and located in the City of Canton, County of Stark and State of Ohio (collectively, the "Demised Premises");

- Certain Project Leases, each dated as of February 26, 2016, and with the Ground Lessee as lessor, and one of the Borrowers, as lessee, and recorded in Stark County Official Records, including a Project Lease between the Ground Lessee and HOFV Stadium recorded as Instrument No. 201603110009307

01938382-1 / 00263.00-0516 KL3 3160913.2

(as amended by the Amendment Agreement, "Stadium Project Lease"), a Project Lease between the Ground Lessee and HOFV Parking recorded as Instrument No. 201603110009309 ("Parking Project Lease") and a Project Lease between the Ground Lessee and HOFV Youth Fields recorded as Instrument No. 201603110009311 ("Youth Fields Project Lease" and, together with the Stadium Project Lease and Parking Project Lease, the "Project Leases") relating to the Demised Premises;

- Certain leases identified in the Ground Lease as the "PFHOF Stadium Lease", the "PFHOF District Property Lease", the "PFHOF Parking Lease" and the "PFHOF Scott Field Lease" (each as defined in the Ground Leases and collectively the "PFHOF Leases") and Certain subleases identified in the Ground Lease as the "PFHOF Stadium Sublease", the "PFHOF District Property Sublease", the "PFHOF Parking Sublease" and the "PFHOF Scott Field Sublease" (each as defined in the Ground Leases and collectively the "PFHOF Subleases" and, together with the PFHOF Leases, the "PFHOF Lease Agreements");

- that certain Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March __, 2018 (as the same may be amended, restated, extended, replaced, supplemented, consolidated, split, severed, spread or otherwise modified from time to time, "Mortgage"), executed and delivered by the Borrowers to Administrative Agent, for the benefit of the Lender, encumbering, among other things, all right, title and interest of each of the HOF Village Companies in or to the Demised Premises.

- that certain Pledge and Security Agreement, dated as of March __, 2018 (as the same may be amended, restated, extended, replaced, supplemented, or otherwise modified from time to time, "Pledge Agreement"), executed and delivered by the HOF Village Companies to Administrative Agent, for the benefit of the Lender.

- that certain: (A) the Operations and Use Agreement for HOF Village Complex dated as of February 26, 2016 by and among PFHOF, CCSD, Stark Port and the HOF Village Companies and recorded against the Demised Property as part of the Reciprocal Easement Agreement referred to below (as modified by the Amendment Agreement, "Operations and Use Agreement"), (B) the Reciprocal Easement and Restrictive Covenant Agreement for the HOF Village Complex dated as of February 26, 2016 (Stark County Records Instrument No. 201603110009295) by and among PFHOF, CCSD, Stark Port and the HOF Village Companies (as modified by the Amendment Agreement, "Reciprocal Easement Agreement").

In connection with the proposed execution and delivery of the Loan Agreement and Mortgage and the funding of the loan thereunder ("Loan Closing"), the Administrative Agent, on behalf of the Lender, has requested that the Ground Lessor and Ground Lessee provide certain estoppel certificates and consents relating to the Ground Leases and the Project Leases respectively ("Public Partner Estoppels"). As a condition to providing the Public Partner Estoppels, the Ground Lessor and Ground Lessee have required, among other things, that The National Football Museum, Inc., dba Pro Football Hall of Fame ("PFHOF") provide an estoppel certificate and consent relating to its interests under the PFHOF Lease Agreements ("this Estoppel").

NOW, THEREFORE, PFHOF hereby declares, represents, acknowledges and agrees to and with Ground Lessor, Ground Lessee, Administrative Agent and Lender, as of the date of this Estoppel, that:

1. Except to the extent amended by the Omnibus First Amendment Agreement effective August 24, 2017 (Stark County Records Instrument No. 201708240035505) among CCSD, Stark Port, PFHOF, the HOF Village Companies, the Guarantor (as defined in the Ground Leases), the City, The Huntington National Bank ("Huntington"), The State of Ohio, acting by and through the Ohio Facilities Construction Commission ("State") and Stuart Lichter, as an individual and as Trustee of the Stuart Lichter Trust

01938382-1 / 00263.00-0516

2

U/D/T dated November 13, 2011 ("Amendment Agreement"), the PFHOF Lease Agreements have not been modified or amended. The PFHOF Lease Agreements are in full force and effect.

2. PFHOF is the holder of the lessees' interests in, to and under the PFHOF Leases and of the sublessors' interests in, to and under the PFHOF Subleases.

3. The lien of the Mortgage, and any other security interest or lien granted by the Borrowers to the Administrative Agent or the Lenders, will attach only to such right, title and interest that the Borrowers hold in and to property subject to the Mortgage, including the leasehold interests granted under the Project Leases in and to the Demised Premises (collectively "Borrower Interests"), and the lien of the Mortgage (and any other such security interests or liens) will not attach to the right, title and interest that PFHOF holds in and to the Demised Premises or to the right, title and interest that PFHOF holds in and to any other property of any kind or nature. Upon any acquisition of title to the Borrower Interests pursuant to an exercise of remedies under the Mortgage (or the Pledge Agreement, or transfer in lieu of foreclosure), the acquiring party shall succeed to such Borrower Interests subject to all right, title and interest of PFHOF under each of the following: (A) Operations and Use Agreement, (B) the Reciprocal Easement Agreement, (C) the PFHOF Lease Agreements, (D) the Ground Leases, and (E) the Project Leases.

4. Except to the extent granted to the State (under (A) use and operation rights granted to the State under the PFHOF Lease Agreements and certain use agreements between PFHOF and the State, executed in connection with certain grants from the State to PFHOF for improvements to the Demised Premises ("State Use Interest"), and (B) certain non-disturbance and estoppel agreements relating to the State Use Interest, including (1) Non-Disturbance and Estoppel Agreement – National Football Museum made effective as of February 26, 2016 by and among the State, PFHOF, CCSD, Stark Port, HOF Village, HOFV Stadium, HOFV Parking and Huntington and (2) a Non-Disturbance and Estoppel Agreement made effective as of November 19, 2007 by and among the State, CCSD, PFHOF and a lender, the interest of which was purchased by HOF Village and later terminated) or subleased to CCSD under the PFHOF Subleases, PFHOF holds the sole rights of the tenant under the PFHOF Leases.

5. All rents required to be paid under the PFHOF Lease Agreements have been paid through the date of this Estoppel.

6. There are no defaults, events of default or, to the knowledge of PFHOF, events which, with the giving of notice, the passage of time or both, would constitute events of default by CCSD under any of the PFHOF Lease Agreements.

7. Notwithstanding anything to the contrary that may be set forth in the Ground Leases or the Project Leases, PFHOF hereby acknowledges and agrees that it will recognize (x) the Mortgage as a Project Leasehold Mortgage, (y) Administrative Agent and each Lender as a Project Leasehold Mortgagee and (z) for purposes of Sections 6.4(d), 10.7, 13.3 and 13.4 of the Project Leases, the Mortgage as an "Affected Leasehold Mortgage" and Administrative Agent and each Lender as an "Affected Leasehold Mortgagee" and for purposes of Sections 13 and 19 of the Ground Leases, the Mortgage as an "Affected Leasehold Mortgage" and Administrative Agent or the Lender as an "Affected Leasehold Mortgagee." PFHOF hereby acknowledges and agrees that provisions that run to the benefit of an "Affected Leasehold Mortgagee" under Section 13(e) of the Ground Leases and under Sections 10.7, 13.3 and 13.4 of the Project Leases shall equally apply to Administrative Agent and each Lender as Project Leasehold Mortgagees.

8. Notwithstanding anything to the contrary that may be set forth in the Ground Leases or the Project Leases, PFHOF hereby acknowledges and agrees that its rights under Section 13(e) of the Ground

01938382-1 / 00263.00-0516

3

Leases and under Section 10.7 of the Project Leases are subject and subordinate to the rights of Administrative Agent and each Lender under the Ground Leases and the Project Leases.

9. Notwithstanding anything to the contrary that may be set forth in the Ground Leases or the Project Leases (including, without limitation, Article XI of the Project Leases), PFHOF hereby consents to the execution and delivery of the Pledge Agreement, and agrees that the same shall not constitute a breach or default by HOF Village Companies under the Ground Leases or the Project Leases. Notwithstanding anything to the contrary that may be set forth in the Ground Leases or the Project Leases (including, without limitation, Article XI of the Project Leases), PFHOF hereby acknowledges and agrees that a foreclosure or a transfer in lieu of foreclosure, whether pursuant to the Mortgage or the Pledge Agreement, as well as an initial assignment by a Project Leasehold Mortgagee following such foreclosure or transfer in lieu thereof, shall each be a permitted assignment under the Ground Leases and the Project Leases, without the need to comply with the provisions of Section 8(a) of the Ground Leases (including, without limitation, any requirement that the assignee constitute a Pre-Approved Assignee (as defined in the Ground Lease) or otherwise be approved by Ground Lessor) or Section 11.1 of the Project Leases (including, without limitation, any requirement that the assignee constitute a Pre-Approved Assignee (as defined in the Project Lease) or otherwise be approved by Project Lessor, Ground Lessor and Holder).

10. This Estoppel and the statements made herein have been duly authorized on behalf of PFHOF and the officer of PFHOF signing this Estoppel is fully authorized to sign this Estoppel on behalf of PFHOF.

11. This Estoppel is executed by PFHOF for the benefit and protection of the Ground Lessor and Ground Lessee and with full knowledge of PFHOF that the Ground Lessor and Ground Lessee are relying on this Estoppel in executing the Public Partner Estoppels to facilitate the transactions contemplated by the Loan Agreement and the Mortgage, all of which is to the benefit of PFHOF. This Estoppel is also executed by PFHOF for the benefit and protection of the Administrative Agent and Lender and with full knowledge of PFHOF that the Administrative Agent and Lender are relying on this Estoppel are relying on this Certificate in entering into the transactions contemplated by the Loan Agreement and the Mortgage, all of which is to the benefit of PFHOF.

NATIONAL FOOTBALL MUSEUM, INC., DBA PRO FOOTBALL HALL OF FAME,
an Ohio nonprofit corporation

By: David Baker
C. David Baker, President

01938382-1 / 00263.00-0516

4